JANUARY 03, 2025 Order Regarding the Proposed Acquisition of United States Steel Corporation by Nippon Steel Corporation By the authority vested in me as President by the Constitution and the laws of the United States of America, including section 721 of the Defense Production Act of 1950, as amended (section 721), 50 U.S.C. 4565, it is hereby ordered as follows:      Section 1.  Findings.  I hereby make the following findings: (a)  There is credible evidence that leads me to believe that (1) Nippon Steel Corporation, a corporation organized under the laws of Japan (Nippon Steel); (2) Nippon Steel North America, Inc., a New York corporation (Nippon Steel NA); and (3) 2023 Merger Subsidiary, Inc., a Delaware corporation (together with Nippon Steel and Nippon Steel NA, the Purchasers), through the proposed acquisition by the Purchasers of United States Steel Corporation, a Delaware corporation (U.S. Steel), might take action that threatens to impair the national security of the United States; and (b)  Provisions of law, other than section 721 and the International Emergency Economic Powers Act (50 U.S.C. 1701 et seq.), do not, in my judgment, provide adequate and appropriate authority for me to protect the national security in this matter.      Sec. 2.  Actions Ordered and Authorized.  On the basis of the findings set forth in section 1 of this order, considering the factors set forth in subsection 721(f ) of the Defense Production Act of 1950, as appropriate, and pursuant to my authority under applicable law, including section 721, I hereby order that: (a)  The proposed acquisition of U.S. Steel by the Purchasers (Proposed Transaction) is prohibited, and any substantially similar transaction between the Purchasers and U.S. Steel, whether effected directly or indirectly by the

Purchasers, through the Purchasers’ shareholders or shareholders’ immediate, intermediate, or ultimate foreign person beneficial owners, or through the Purchasers’ partners, subsidiaries, or affiliates is also prohibited. (b)  The Purchasers and U.S. Steel shall take all steps necessary to fully and permanently abandon the Proposed Transaction no later than 30 days after the date of this order, unless such date is extended by the Committee on Foreign Investment in the United States (CFIUS), on such conditions as CFIUS may require.  Immediately upon completion of all steps necessary to abandon the Proposed Transaction, the Purchasers and U.S. Steel shall certify in writing to CFIUS that such abandonment has been effected in accordance with this order and that all steps necessary to fully and permanently abandon the Proposed Transaction have been completed. (c)  From the date of this order until the Purchasers and U.S. Steel provide a certification of abandonment of the Proposed Transaction to CFIUS pursuant to subsection (b) of this section, the Purchasers and U.S. Steel shall certify to CFIUS on a weekly basis that they are in compliance with this order and include with that certification a description of all efforts to fully and permanently abandon the Proposed Transaction, and a timeline for projected completion of remaining actions necessary to effectuate the abandonment. (d)  Any transaction or other instrument entered into or method employed for the purpose of, or with the effect of, evading or circumventing this order is prohibited. (e)  Without limitation on the exercise of authority by any agency under other provisions of law, and until such time as the Purchasers and U.S. Steel provide a certification of abandonment of the Proposed Transaction and such certification is verified to the satisfaction of CFIUS, CFIUS is further authorized to implement measures it determines necessary and appropriate with regard to the Proposed Transaction to protect the national security of the United States, including measures available to it under section 721 and its implementing regulations, which include the remedies available for violations of any order, agreement or condition entered into or imposed under section 721. (f )  If any provision of this order, or the application of any provision to any person or circumstances, is held to be invalid, the remainder of this order and the application of its other provisions to any other persons or circumstances shall not be affected thereby.  If any provision of this order, or the application of any provision to any person or circumstances, is held to be invalid because of the lack of certain procedural requirements, the relevant executive branch officials shall implement those procedural requirements. (g)  The Attorney General is authorized to take any steps necessary to enforce this order.      Sec. 3.  Reservation.  I hereby reserve my authority to issue further orders with respect to the Purchasers or U.S. Steel as shall in my judgment be necessary to protect the national security of the United States.      Sec. 4.  Publication and Transmittal.  (a)  This order shall be published in the Federal Register. (b)  I hereby direct the Secretary of the Treasury to transmit a copy of this order to the parties to the Proposed Transaction named in section 1 of this order.                               JOSEPH R. BIDEN JR. THE WHITE HOUSE,     January 3, 2025.